EXHIBIT 99.4

                              The New Confirmation

                                CREDIT SUISSE INTERNATIONAL
CREDIT SUISSE
                                One Cabot Square,        Telephone 020 7888 8888
                                London E14 4QJ           www.credit-suisse.com



                              Facsimile Cover Sheet


To: The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-18

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               30 October 2006

Pages (including cover page):               7

Our Reference No: External ID: 53156795N3 / Risk ID: 447566189 and 447566196

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 /
Facsimile number: (917) 326-8603                           (212) 538-8297 / (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.



CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.


                                                      Registered Office as above
                Registered with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41

CREDIT SUISSE
                                One Cabot Square,        Telephone 020 7888 8888
                                London E14 4QJ           www.credit-suisse.com


                                                                 30 October 2006

The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-18

External ID: 53156795N3

--------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-18.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 October 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

      CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.


2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD  143,900,000,  subject to amortization as set out in the
                                                       Additional Terms

CREDIT SUISSE
                                One Cabot Square,        Telephone 020 7888 8888
                                London E14 4QJ           www.credit-suisse.com

                  Trade Date:                          10 October 2006

                  Effective Date:                      30 October 2006

                  Termination Date:                    25 May 2011

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        30 October 2006,  subject to  adjustment in accordance  with the Following Business Day Convention

                  Fixed Amount:                        USD 809,000

         Floating Amounts:

                  Floating Amount
                  Payer:                               CSIN

                  Floating Rate
                  Payer Period End Dates:              The 25th of each  month,  commencing  on 25  November  2006, and  ending  on the  Termination  Date,  inclusive,  with No
                                                       Adjustment.

                  Floating Rate Payer
                  Payment Dates:                       One  Business Day prior to each  Floating  Rate Payer Period
                                                       End Date

                  Cap Strike Rate:                     5.35%

                  Initial Calculation Period:          From and  including 30 October 2006 up to but  excluding the
                                                       Floating  Rate Payer  Period End Date  scheduled to occur on
                                                       25 November 2006




                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of 8.85%

                  Designated Maturity:                 1 month


CREDIT SUISSE
                                One Cabot Square,        Telephone 020 7888 8888
                                London E14 4QJ           www.credit-suisse.com

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  30/360

                  Reset Dates:                         The first day of each Calculation Period

                  Compounding:                         Inapplicable


         Business Days:                                New York

         Calculation Agent:                            CSIN

3.       Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            As advised separately in writing



For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

CREDIT SUISSE

                                ADDITIONAL TERMS


---------------------------------------------------------------------
                                          Notional Amount:
  Calculation Period up to but                  (USD)
   excluding the Payment Date
     scheduled to occur on:
---------------------------------------------------------------------
        25-November-2006                   143,900,000.00
---------------------------------------------------------------------
        25-December-2006                   143,551,066.17
---------------------------------------------------------------------
         25-January-2007                   143,017,501.63
---------------------------------------------------------------------
        25-February-2007                   142,299,957.29
---------------------------------------------------------------------
          25-March-2007                    141,398,403.27
---------------------------------------------------------------------
          25-April-2007                    140,313,132.72
---------------------------------------------------------------------
           25-May-2007                     139,044,764.73
---------------------------------------------------------------------
          25-June-2007                     137,594,246.38
---------------------------------------------------------------------
          25-July-2007                     135,962,853.87
---------------------------------------------------------------------
         25-August-2007                    134,152,192.65
---------------------------------------------------------------------
        25-September-2007                  132,164,196.64
---------------------------------------------------------------------
         25-October-2007                   130,001,126.44
---------------------------------------------------------------------
        25-November-2007                   127,665,566.58
---------------------------------------------------------------------
        25-December-2007                   125,160,421.78
---------------------------------------------------------------------
         25-January-2008                   122,488,912.17
---------------------------------------------------------------------
        25-February-2008                   119,654,567.60
---------------------------------------------------------------------
          25-March-2008                    116,661,220.91
---------------------------------------------------------------------
          25-April-2008                    113,513,000.25
---------------------------------------------------------------------
           25-May-2008                     110,214,320.44
---------------------------------------------------------------------
          25-June-2008                     106,769,873.44
---------------------------------------------------------------------
          25-July-2008                     103,184,617.81
---------------------------------------------------------------------
         25-August-2008                     99,463,767.40
---------------------------------------------------------------------
        25-September-2008                   95,612,779.11
---------------------------------------------------------------------
         25-October-2008                    91,637,339.87
---------------------------------------------------------------------
        25-November-2008                    87,543,352.83
---------------------------------------------------------------------
        25-December-2008                    83,336,922.85
---------------------------------------------------------------------
         25-January-2009                    79,024,341.26
---------------------------------------------------------------------
        25-February-2009                    74,612,070.03
---------------------------------------------------------------------
          25-March-2009                     70,106,725.35
---------------------------------------------------------------------
          25-April-2009                     65,515,060.65
---------------------------------------------------------------------
           25-May-2009                      60,849,393.91
---------------------------------------------------------------------
          25-June-2009                      56,276,738.26
---------------------------------------------------------------------
          25-July-2009                      51,795,256.14
---------------------------------------------------------------------
         25-August-2009                     47,403,146.18
---------------------------------------------------------------------
        25-September-2009                   43,098,642.43
---------------------------------------------------------------------
         25-October-2009                    38,880,013.73
---------------------------------------------------------------------

CREDIT SUISSE

---------------------------------------------------------------------
                                          Notional Amount:
  Calculation Period up to but                  (USD)
   excluding the Payment Date
     scheduled to occur on:
---------------------------------------------------------------------
        25-November-2009                    34,745,562.98
---------------------------------------------------------------------
        25-December-2009                    32,271,005.51
---------------------------------------------------------------------
         25-January-2010                    29,869,181.94
---------------------------------------------------------------------
        25-February-2010                    27,538,534.93
---------------------------------------------------------------------
          25-March-2010                     25,277,538.42
---------------------------------------------------------------------
          25-April-2010                     23,084,696.98
---------------------------------------------------------------------
           25-May-2010                      20,958,545.24
---------------------------------------------------------------------
          25-June-2010                      18,897,647.26
---------------------------------------------------------------------
          25-July-2010                      16,900,596.01
---------------------------------------------------------------------
         25-August-2010                     14,966,012.71
---------------------------------------------------------------------
        25-September-2010                   13,092,546.36
---------------------------------------------------------------------
         25-October-2010                    11,278,873.15
---------------------------------------------------------------------
        25-November-2010                    9,523,695.90
---------------------------------------------------------------------
        25-December-2010                    7,825,743.62
---------------------------------------------------------------------
         25-January-2011                    6,183,770.86
---------------------------------------------------------------------
        25-February-2011                    4,596,557.35
---------------------------------------------------------------------
          25-March-2011                     3,062,907.39
---------------------------------------------------------------------
          25-April-2011                     1,581,649.42
---------------------------------------------------------------------
           25-May-2011                       151,635.54
---------------------------------------------------------------------

CREDIT SUISSE

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                           Yours faithfully,

                                           Credit Suisse International



                                            By: /s/ Vittorio Scialoja
                                               -----------------------------
                                               Name:  Vittorio Scialoja
                                               Title: Authorized Signatory

                                            By: /s/ Maria Scauzillo
                                               -----------------------------
                                               Name:  Maria Scauzillo
                                               Title: Authorized Signatory



Confirmed as of the date first written above:

The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-18


By: /s/ Maria Tokarz
    --------------------------------
     Name:  Maria Tokarz
     Title: Assistant Vice President




Our Reference No: External ID: 53156795N3 / Risk ID: 447566189 and 447566196